UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 13, 2026

BRIDGFORD FOODS CORPORATION

(Exact name of registrant as specified in its charter)

California	000-02396	95-1778176
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1707 S. Good-Latimer Expressway, Dallas, TX	75226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 428-1535

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock	BRID	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. – Changes in Registrant’s Certifying Accountant.

(a) Previous independent registered public accounting firm.

On April 13, 2026, the Audit Committee of the Board of Directors of Bridgford Foods Corporation (the “Company”) dismissed Baker Tilly US, LLP (“Baker Tilly”) as the Company’s independent registered public accounting firm. The decision to change principal accountants was approved by the Audit Committee and the Board of Directors of the Company.

The reports of Baker Tilly on the consolidated financial statements of Bridgford Foods Corporation for the years ended October 31, 2025 and November 1, 2024, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle.

During the years ended October 31, 2025 and November 1, 2024, and through the subsequent interim period ended April 13, 2026, there were no disagreements with Baker Tilly on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Baker Tilly, would have caused it to make reference thereto in its reports on the financial statements for such years.

During the years ended October 31, 2025 and November 1, 2024, and through the subsequent interim period ended April 13, 2026, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

A letter from Baker Tilly addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein is attached as Exhibit 16.1 hereto.

(b) New independent registered public accounting firm.

On April 13, 2026, the Audit Committee of the Board of Directors of the Company appointed Withum Smith+Brown, PC as its new independent registered public accounting firm as of April 13, 2026 for the fiscal year beginning November 1, 2025 and ending October 30, 2026.

During the Company’s two most recent fiscal years ended October 31, 2025 and November 1, 2024, and through the subsequent interim period ended April 13, 2026, neither the Company nor anyone on its behalf consulted Withum Smith+Brown, PC regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01. - Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed with this Form 8-K:

Exhibit Number	Description

16.1	Letter of Baker Tilly US, LLP to the Securities and Exchange Commission dated April 13, 2026.
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGFORD FOODS CORPORATION

April 13, 2026	By:	/s/ Cindy Matthews-Morales
Cindy Matthews-Morales
Principal Financial Officer